UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   June 6, 2016

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                  Other Events.

On June 6, 2016, Affiliated Managers Group, Inc. (the “Company”) entered into a forward sale agreement (the “Confirmation Letter Agreement”) with Bank of America, N.A. (the “Forward Purchaser”). In connection with the Confirmation Letter Agreement, the Forward Purchaser (or its affiliate) will borrow from third parties and sell to the Underwriters (as defined below) 2,875,000 shares of the Company’s common stock (which includes 375,000 shares pursuant to the Underwriters’ option to purchase additional shares of common stock, which was fully exercised on June 7, 2016).

On June 6, 2016, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. (together with Merrill Lynch, Pierce, Fenner & Smith Incorporated, the “Underwriters”) and Bank of America, N.A. (in its capacity as forward counterparty), pursuant to which the Underwriters will sell in an underwritten public offering (the “Offering”) a number of shares of common stock of the Company equal to the number of shares that the Forward Purchaser (or its affiliate) borrows pursuant to the Confirmation Letter Agreement.  If the Forward Purchaser (or its affiliate) is unable to borrow and sell all of the shares of common stock of the Company pursuant to the terms of the Underwriting Agreement, the Company will issue and sell to the Underwriters a number of shares equal to the number of shares that the Forward Purchaser (or its affiliate) does not borrow and sell.

The Offering is expected to close on or about June 10, 2016, subject to the satisfaction of customary closing conditions.

For the complete terms and conditions of each of the Underwriting Agreement and Confirmation Letter Agreement, please refer to the Underwriting Agreement and Confirmation Letter Agreement attached, respectively, as Exhibit 1.1 and Exhibit 10.1 hereto.  In addition, Ropes & Gray LLP issued an opinion regarding the validity of shares to be issued pursuant to the Underwriting Agreement and the Confirmation Letter Agreement, which is attached as Exhibit 5.1 hereto.

ITEM 9.01                                  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 6, 2016.

5.1	Opinion of Ropes & Gray LLP as to the validity of the shares to be issued pursuant to the Underwriting Agreement and the Confirmation Letter Agreement, as applicable, each dated June 6, 2016.

10.1	Confirmation Letter Agreement, dated as of June 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: June 8, 2016	By:	/s/ David M. Billings
		Name:	David M. Billings
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 6, 2016.

5.1	Opinion of Ropes & Gray LLP as to the validity of the shares to be issued pursuant to the Underwriting Agreement and the Confirmation Letter Agreement, as applicable, each dated June 6, 2016.

10.1	Confirmation Letter Agreement, dated as of June 6, 2016.